ASSET-BACKED FINANCING FACILITY
ADVANTA BUSINESS SERVICES CORP., AS SERVICER
MONTHLY SERVICER CERTIFICATE

COLLECTION PERIOD:                         December 1, 2001 - December 31, 2001
                                           -------------------------------------

SETTLEMENT DATE:                                 15-Jan-02
                                           ---------------------

A.    SERIES INFORMATION

      Advanta Leasing Receivables Corp. IV and
      ADVANTA LEASING RECEIVABLES CORP. V
      EQUIPMENT RECEIVABLES ASSET-BACKED NOTES,
      SERIES 1998-1

I.    SERIES INFORMATION  INCLUDING PLEDGED PROPERTY CONVEYED

      (a.)        Beginning Aggregate Contract Principal Balance  ("ACPB") ........................                   $34,733,003.46
                                                                                                                      --------------
      (b.)        Contract Principal Balance of all Collections allocable to Contracts ............  $ 2,971,957.32
                                                                                                     --------------
      (c.)        Contract Principal Balance of Charged-Off Contracts .............................  $   369,372.30
                                                                                                     --------------
      (d.)        Total decline in Principal Balance ..............................................                   $ 3,341,329.62
                                                                                                                      --------------


      (e.)        Ending Aggregate Contract Principal Balance of all Contracts as of this
                  Settlement Date .................................................................                   $31,391,673.84
                                                                                                                      --------------
                  BALANCES ON THIS SETTLEMENT DATE AFTER PAYMENT ON THE RELATED PAYMENT DATE
      (f.)        Class A Principal Balance as of this Settlement Date ............................                   $21,866,663.20
                                                                                                                      --------------
                  (Class A Note Factor)                                   0.0660225
                                                                          ---------
      (g1.)       Class A-1 Principal Balance .(Note Factor)              0.0000000                         -
                                                                          ---------                  --------------
      (g2.)       Class A-2 Principal Balance . (Note Factor)             0.0000000                  $         -
                                                                          ---------                  --------------
      (g3.)       Class A-3 Principal Balance . (Note Factor)             0.0000000                           $0.00
                                                                          ---------                  --------------
      (g4.)       Class A-4 Principal Balance . (Note Factor)             0.4763979                  $21,866,663.20
                                                                          ---------                  --------------
      (h.)        Class B Principal Balance as of this Settlement Date ............................                   $         -
                                                                                                                      --------------
                  (Class B Note Factor)                                   0.0000000
                                                                          ---------
      (i.)        Class C Principal Balance as of this Settlement Date ............................                   $         -
                                                                                                                      --------------
                  (Class C Note Factor)                                   0.0000000
                                                                          ---------
      (l.)        Class D Principal Balance as of this Settlement Date ............................                   $ 9,525,010.64
                                                                                                                      --------------
                  (Class D Note Factor)                                   0.6349878
                                                                          ---------

II.   COMPLIANCE RATIOS

      (a.)        Aggregate Contract Balance Remaining ("CBR") of all Contracts as of the
                  related Calculation Date ........................................................                   $33,360,320.02
                                                                                                                      --------------
      (b1.)       % of CBR 31 days or more delinquent as of the related Calculation Date ..........                        8.20%
                                                                                                                      --------------
      (b2.)       Preceeding Month %:                                        Nov-01 ...............                        7.91%
                                                                          ---------                                   --------------
      (b3.)       2nd Preceeding Month %:                                    Oct-01 ...............                        7.85%
                                                                          ---------                                   --------------
      (b4.)       Three month rolling average % of CBR 31 days or more delinquent                                          7.99%
                                                                                                                      --------------


      (c.)        Does the three month rolling average % of CBR which are 31 days or more
                  delinquent exceed 10.5% ? Y or N. ...............................................                         NO
                                                                                                                      --------------


                  (Amortization Period Only)
      (d)         Cumulative Net Loss Percentage as of the related Collection Period ..............                        3.10%
                                                                                                                      --------------


                  Does the Cumulative Net Loss Percentage exceed
      (d1.)       4.0 % from the Beginning Period to and including 12th Collection Period?  Y or N                         N/A
                                                                                                                      --------------
      (d2.)       5.5 % from 13th Collection Period to and including 24th Collection Period? Y or N                        N/A
                                                                                                                      --------------
      (d3.)       7.0 % from 25th Collection Period and thereafter? Y or N ........................                         NO
                                                                                                                      --------------
                  (If Yes to e1 or e2 or e3, then a Residual Event occurs)

      (e1.)       Residual Realization for the related Collection Period  > 100% (YES/NO) .........                        YES
                                                                                                                      --------------
      (e2.)       Preceeding Month:                                          Nov-01 > 100%(YES/NO)                         YES
                                                                          ---------                                   --------------
      (e3.)       2nd Preceeding Month:                                      Oct-01 > 100%(YES/NO)                         YES
                                                                          ---------                                   --------------
      (e4.)       Three month rolling average Residual Realization Ratio  > 100% (YES/NO) .........                        YES
                                                                                                                      --------------
                  (If less than 100%, then a Residual Event Occurs)


III.  FLOW OF FUNDS
                  The amount of available funds on deposit in the Series 1998-1 Facility Account ..                   $ 4,128,125.92
                                                                                                                      --------------


            (1)   On the Payment Date which is also the Amortization Date and each Payment Date thereafter

      (a.)        To the Servicer, Unrecoverable Servicer Advances ................................                             -
                                                                                                                      --------------
      (b.)        To the Servicer, if ABS is not the Servicer, Servicing Fee and Ancillary
                  Servicing Income, if any ........................................................
                                                                                                                      --------------
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
                  To Series 1998-1 Noteholders:
      (c.)        To Class A, the total Class A Note Interest and Class A Overdue Interest for
                  the related period. .............................................................                   $   125,619.83
                                                                                                                      --------------
                        Interest on Class A-1 Notes ...............................................  $         -
                                                                                                     --------------
                        Interest on Class A-2 Notes ...............................................  $         -
                                                                                                     --------------
                        Interest on Class A-3 Notes ...............................................  $         -
                                                                                                     --------------
                        Interest on Class A-4 Notes ...............................................  $   125,619.83
                                                                                                     --------------
      (d.)        Interest on Class B Notes for the related period ................................                   $         -
                                                                                                                      --------------
      (e.)        Interest on Class C Notes for the related period ................................                   $         -
                                                                                                                      --------------

      (f.)        To Series 1998-1 Noteholders:
                  To Class A, the total Principal Payment and Class A Overdue Principal,
                  if any ..........................................................................                     3,341,329.62
                                                                                                                      --------------
                        Principal Payment to Class A-1 Noteholders ................................       N/A
                                                                                                     --------------
                        Principal Payment to Class A-2 Noteholders ................................
                                                                                                     --------------
                        Principal Payment to Class A-3 Noteholders ................................  $         -
                                                                                                     --------------
                        Principal Payment to Class A-4 Noteholders ................................  $ 3,341,329.62
                                                                                                     --------------
                  To Class B for Principal Payment and Overdue Principal, if any ..................                             -
                                                                                                                      --------------
                  To Class C for Principal Payment and Overdue Principal, if any ..................                             -
                                                                                                                      --------------

      (g)         Overdue Principal (included in the Principal Payments per above, if any):
                  To Class A, total for Overdue Principal .........................................       N/A
                                                                                                     --------------
                        Overdue Principal to Class A-1                       N/A
                                                                          ---------
                        Overdue Principal to Class A-2                       N/A
                                                                          ---------
                        Overdue Principal to Class A-3                       N/A
                                                                          ---------
                        Overdue Principal to Class A-4                       N/A
                                                                          ---------
                  To Class B for Overdue Principal ................................................       N/A
                                                                                                     --------------
                  To Class C for Overdue Principal ................................................       N/A
                                                                                                     --------------

      (h1.)       Until the Reserve Account Funding Date:
                  To the Reserve Account, the amount equal to the Servicing Fee otherwise
                  payable to ABS ..................................................................                        N/A
                                                                                                                      --------------

      (h2.)       After the Reserve Account Funding Date:
                  To the Servicer, ABS, the Servicing Fee plus Ancillary Servicing Income, if any .                        28,944.17
                                                                                                                      --------------

      (i.)        To the Reserve Account, the amount needed to increase the amount on deposit in
                  the Reserve Account to the Required Reserve Amount for such Payment Date ........                        N/A
                                                                                                                      --------------

      (j.)        Upon the occurrence of a Residual Event          the lesser of:
      (j1.)       (A) the Available Funds remaining on deposit in the Facility Account and ........       N/A
                                                                                                     --------------
      (j2.)       (B) the aggregate amount of Residual Receipts included in Available Funds .......       N/A
                                                                                                     --------------
      (j3.)       To be deposited to the Residual Account .........................................                        N/A
                                                                                                                      --------------

      (k.)        To Class D Noteholders for Principal Payment ....................................                             -
                                                                                                                      --------------
      (l.)        To Class D Noteholders for Overdue Principal, if any ............................                        N/A
                                                                                                                      --------------

            (3)   To ABS, the Servicing Fee previously due, but deposited to the Reserve Account ..                   $         -
                                                                                                                      --------------

            (4)   To the Trustee to Fund the Servicer Conversion Expense Account ..................
                                                                                                                      --------------

            (5)   To the Series Obligors, as holders of the Residual Interest, any Available
                  Funds remaining on deposit in the Facility Account ..............................                   $   632,232.30
                                                                                                                      --------------

IV.   SERVICER ADVANCES

      (a.)        Aggregate amount of Servicer Advances at the beginning of the related
                  Collection Period ...............................................................                       993,125.49
                                                                                                                      --------------
      (b.)        Servicer Advances reimbursed during the related Collection Period ...............                        53,221.48
                                                                                                                      --------------
      (c.)        Amount of unreimbursed Servicer Advances to be reimbursed on the
                  Settlement Date .................................................................                             -
                                                                                                                      --------------
      (d.)        Servicer Advances made during the related Collection Period .....................                        14,299.31
                                                                                                                      --------------
      (e.)        Aggregate amount of Servicer Advances at the end of the Collection
                  Period ..........................................................................                   $   954,203.32
                                                                                                                      --------------


V.    RESERVE ACCOUNT
      (a.)        Amount on deposit at the beginning of the related Collection Period .............                   $ 3,600,000.00
                                                                                                                      --------------
      (b.)        Amounts used to cover shortfalls, if any,  for the related Collection Period ....                   $         -
                                                                                                                      --------------
      (c.)        Amounts transferred from the Facility Account, if applicable ....................                   $         -
                                                                                                                      --------------
      (d.)        Interest earned on Reserve Balance ..............................................                   $     6,390.74
                                                                                                                      --------------
      (e.)        Reserve Account Ending Balance before calculating Required Reserve Amount .......                   $ 3,606,390.74
                                                                                                                      --------------

                                                                                                                      --------------
      (f.)        Required Reserve Amount needed as of the related Collection Period ..............                   $ 3,600,000.00
                                                                                                                      --------------

      (g1.)       If (f) is greater than (e), then amount of shortfall ............................                             0.00
                                                                                                                      --------------
      (g2.)       If (e) is greater than (f), then excess amount to be transferred to the Series
                  Obligors ........................................................................                         6,390.74
                                                                                                                      --------------

      (h.)        Amounts on deposit as of this Settlement Date (e minus g2) ......................                   $ 3,600,000.00
                                                                                                                      --------------


VI.   RESIDUAL ACCOUNT
      (a.)        Amount on deposit at the beginning of the related Collection Period .............                             0.00
                                                                                                                      --------------
      (b.)        Amounts transferred from the Facility Account ...................................                             0.00
                                                                                                                      --------------
      (c.)        Amounts used to cover shortfalls for the related Collection Period ..............                             0.00
                                                                                                                      --------------
      (d.)        Amount on deposit as of this Settlement Date ....................................                             0.00
                                                                                                                      --------------


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
VII.  ADDITIONAL PROPERTY FUNDING ACCOUNT
      (a.)        Amount on deposit at the beginning of the related Collection Period .............                             0.00
                                                                                                                      --------------
      (b.)        Amounts transferred from the Facility Account ...................................                             0.00
                                                                                                                      --------------
      (c.)        Amounts transferred to the Series Obligors ......................................                             0.00
                                                                                                                      --------------
      (d.)        Amount on deposit as of this Settlement Date ....................................                             0.00
                                                                                                                      --------------


VIII. ADVANCE PAYMENTS
      (a.)        Beginning aggregate Advance Payments ............................................                   $   580,626.29
                                                                                                                      --------------
      (b.)        Amount of Advance Payments collected during the related Collection Period .......                   $   389,008.64
                                                                                                                      --------------
      (c.)        Investment earnings for the related Collection Period ...........................                   $     1,032.71
                                                                                                                      --------------
      (d.)        Amount of Advance Payments withdrawn for deposit into Facility Account ..........                   $   464,857.79
                                                                                                                      --------------
      (e.)        Ending aggregate Advance Payments ...............................................                   $   505,809.85
                                                                                                                      --------------



      ADVANTA BUSINESS SERVICES  CORP., AS SERVICER

      BY:         /s/ Mark Shapiro
                  -----------------

      TITLE:      Assistant Treasurer
                  -------------------

      DATE:       10-Jan-02
                  ---------





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